Exhibit 23.2



                           Consent of Independent Auditors



          We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 5, 1994, except for Note J as to which the date is December 29, 1994, in Amendment No. 3 to Post-Effective Amendment No. 1 to the Registration Statement (Form SB-2 No. 33-48437) on Form S-3 and related Prospectus of CompuMed, Inc. for the registration of 960,000 shares of its common stock.




                                                  ERNST & YOUNG LLP


          October 2, 1995